Intangible assets, net - Schedule of Estimated Aggregate Amortization Expense (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Finite-Lived Intangible Assets [Line Items]
2016	$ 2,234
2017	2,002
2018	1,688
2019	1,321
2020 and thereafter	$ 6,188